EXHIBIT 10.32


                                ADDENDUM III
                                     TO
                      SPRINT PCS MANAGEMENT AGREEMENT



MANAGER:    TEXAS TELECOMMUNICATIONS, L.P.

SERVICE AREA BTAS:

Flagstaff, AZ # 144                           Abilene, TX # 3
Phoenix, AZ # 347 (Navajo County, AZ)         Amarillo, TX # 13
Prescott, AZ # 362                            Eagle Pass, TX # 121
Grand Junction, CO # 168                      El Paso, TX # 128
Pueblo, CO # 366                              Laredo, TX # 242
Albuquerque, NM # 8                           Lubbock, TX # 264
Carlsbad, NM # 68                             Midland, TX # 296
Farmington, NM-Durango, CO # 139              Odessa, TX # 327
Gallup, NM # 162                              San Angelo, TX # 400
Las Cruces, NM # 244
Roswell, NM # 386
Santa Fe, NM # 407

EXPANSION SERVICE AREA BTAS:

Las Vegas, AZ # 245 (portion of Mohave County)
Colorado Springs, CO # 89 (portion of El Paso County)
Phoenix, AZ # 347 (portion of Maricopa and Pinal County)
Clovis, NM # 87
Sierra Vista-Douglas, AZ # 420
Hobbs, NM # 191
Tucson, AZ # 447 (portion of Pima County)
Big Spring, TX # 40
Yuma, AZ # 486
El Centro-Calexico, CA # 124
San Diego, CA # 402 (portion of San Diego County)


            This Addendum III (this "ADDENDUM"), dated as of April 25, 2000, and effective as of March 15, 2000, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of December 23, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of December 23, 1999 and that certain Addendum II entered into as of February 8, 2000 (the Management Agreement, as amended by Addendum I and Addendum II, being the "MANAGEMENT AGREEMENT"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

            Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

            The Management Agreement is modified as follows:

            1. USE OF LOAN PROCEEDS. Sprint PCS is entering into that certain Amended and Restated Consent and Agreement with Nortel Networks Inc. ("NORTEL") to amend and restate the Consent and Agreement with Nortel, dated June 10, 1999 (which Amended and Restated Consent and Agreement, as amended and modified from time to time, is referred to as the "CONSENT AND AGREEMENT") to enable Manager (which, by the effective date of this Addendum II, will have reorganized into a holding company structure, with Texas Telecommunications, L.P. being the operating subsidiary and "Manager") to continue to obtain loans indirectly from Nortel and its successors and assigns (collectively, the "LENDERS") through Manager's Alamosa Finance, L.L.C., a wholly owned subsidiary of Alamosa PCS, Inc. ("ALAMOSA PCS"), who is the parent of Manager's limited partner. Manager agrees that it will not use the proceeds from any loan made by Nortel to which the Consent and Agreement relates or from any other loan or extension of credit to which the Consent and Agreement relates (whether such loan proceeds are received by Manager pursuant to a loan or a capital contribution from its partners) for any purpose other than (a) to construct and operate the wireless service within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, or (b) as expressly permitted under Section 2.10 of the Amended and Restated Credit Agreement between Nortel, Alamosa PCS and certain other entities dated as of March 15, 2000 (the "CREDIT AGREEMENT"), as in effect as of the date of execution thereof (a copy of which is attached to this Addendum as Exhibit A) without giving effect to any subsequent amendment, modification or waiver of any term, condition, definition or other provision of the Credit Agreement or to any course of dealing between Nortel and Alamosa PCS that now exists or may hereafter be established allowing a use of loan proceeds not allowed in Section 2.10 of the Credit Agreement as in effect as of the date hereof.


          [The Remainder Of This Page Is Intentionally Left Blank]


      IN WITNESS WHEREOF, the parties hereto have caused this Addendum II to be executed by their respective authorized officers as of the date and year first above written.

                                    SPRINT SPECTRUM L.P.


                                    By:  /s/ Bernard A. Bianchino
                                         ---------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    WIRELESSCO, L.P.


                                    By: /s/ Bernard A. Bianchino
                                        ---------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    SPRINTCOM, INC.


                                    By: /s/ Bernard A. Bianchino
                                        ---------------------------
                                          Bernard A. Bianchino
                                          Vice President


                                    COX COMMUNICATIONS PCS, L.P.


                                    By:  /s/ Bernard A. Bianchino
                                         ---------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    COX PCS LICENSE, LLC


                                    By: /s/ Bernard A. Bianchino
                                        ---------------------------
                                          Bernard A. Bianchino
                                          Senior Vice President and
                                          Chief Business
                                          Development Officer -
                                          Sprint PCS


                                    SPRINT COMMUNICATIONS COMPANY, L.P.


                                    By:  /s/ Michael T. Hyde
                                         -----------------------
                                          Michael T. Hyde
                                          Secretary


                                    ALAMOSA PCS LLC


                                    By: /s/ David Sharbutt
                                         -----------------------
                                         David Sharbutt
                                         Chairman of the Board of Managers